UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 20, 2012

(Date of earliest reported)

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

5605 Green Circle Drive, Minnetonka, MN 55343

(Address of principal executive offices, including zip code)

(763) 504-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into A Material Definitive Agreement

On November 20, 2012, Multiband Corporation and its subsidiaries extended for one year the term of its debenture purchase agreement, originally dated May 27, 2009, with its senior secured lender, Convergent Capital Partners II, L.P. The agreement now expires December 27, 2013. Other than the aforementioned term extension, all material terms and conditions of the original loan between the parties as documented in the debenture purchase agreement shall remain the same. The amendment is attached hereto in its entirety as an Exhibit.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit

The following exhibit is being filed with this Current Report on Form 8-K and is hereby incorporated herein by reference:

Exhibit	Description

99.1	Amendment No. 1 to Debenture Purchase Agreement	Filed Electronically

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: November 21, 2012	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

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Exhibit Index

No.	Description	Manner of Filing

99.1	Amendment No. 1 to Debenture Purchase Agreement	Filed Electronically

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